Exhibit 10.65
Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of November 4, 2014, is entered into by and among WELLSTAT DIAGNOSTICS, LLC, a limited liability company (the “Borrower”), PDL BIOPHARMA, INC., a Delaware corporation (the “Lender”), and PDL BIOPHARMA, INC., a Delaware corporation (the “Agent”).
W I T N E S S E T H
WHEREAS, the Borrower, the Lender and the Agent have entered into that certain Amended and Restated Credit Agreement, dated as of August 15, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and the First Amendment to Amended and Restated Credit Agreement (the “First Amendment”) and the Second Amendment to Amended and Restated Credit Agreement (the “Second Amendment”);
WHEREAS, the Borrower has acknowledged and admitted that certain Events of Default have occurred under (i) Section 8.1.3 of the Credit Agreement as a result of Borrower becoming generally unable to pay its debts as they become due, (ii) Section 8.1.4(a) of the Credit Agreement for Borrower’s failure to provide written notice to the Agent and the Lender of any event which could reasonably be expected to have a Material Adverse Effect, and (iii) failure to timely engage an investment banker as required by the First Amendment (collectively, the “Existing Events of Default”);
WHEREAS, Lender has sought and obtained the appointment of a Gray & Associates as receiver for the physical assets of the Borrower (the “Receiver”) and the Receiver, the Borrower, the Loan Parties, and the Lender have agreed to Lender providing additional financing to preserve and protect the Collateral owned by Borrower on the terms and conditions set forth below.
NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.
DEFINITIONS

1.1    Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement, as amended by this Amendment.

ARTICLE II.
AMENDMENTS

2.1    Amendments. Upon satisfaction of the conditions set forth in Article III hereof, the Credit Agreement is hereby amended as follows:
(a) the following is added as an entirely new Section 10.03:
10.03    Borrower is in default and Lender has no duty to fund any new advances. Lender has, however, agreed that it will provide protective advances to the Receiver in such amounts as Lender determines to be necessary and appropriate in Lender’s sole and absolute discretion. Nothing contained herein will obligate Lender to make any advances. Lender’s willingness to make any discretionary advances is conditioned on Borrower making and complying with the following covenants:
(a)    all new advances will be delivered to and administered as authorized by the Receiver and shall be added to the Obligations under the Credit Agreement and Borrower shall not interfere with Receiver’s use of such advances;
(b)    Borrower will have a defined and separated space apart from all other Loan Parties and affiliated companies and Guarantors, including laboratories currently in use by Borrower, on the first floor, and the Receiver shall have the right to install controls for security and access, the cost of which will be advanced by Lender. Such separate space shall be delineated on a chart provided by the Receiver to Sam and Nadine (as defined below). The Receiver will also develop an access plan and procedures for access to allow non-Borrower employees to have reasonable non‑disruptive access to laboratories, equipment, documents and files for normal business purposes and to allow designated persons access to such space for safety, health, emergency repair and other like purposes approved by the Receiver. In the event Sam and Nadine (as defined below) request access for themselves or for non-Borrower employees, the Parties agree that the Receiver shall make a determination regarding requested access and whether such access is disruptive of the operations of Borrower and that such access shall not be granted until such determination is made by the Receiver. Receiver shall also make arrangements to assure that materials and equipment not belonging to Borrower are not removed from the separate space or disposed of;
(c)    The Receiver shall arrange for Borrower’s servers to be separated from all other Loan Parties and affiliated entities and locked down, such that only individuals approved by the Receiver will have access thereto. The Receiver will arrange for appropriate security and back up for such servers;

(d)    Receiver will designate a team leader (the “Team Leader”) to whom all of Borrower’s employees will report and no advances will be made to fund employees employed by any entity other than Borrower, subject to (g) below. The Team Leader will report to the Receiver and no shareholder, manager, or director of Borrower, including without limitation Nadine Wohlstadter or Sam Wohlstadter (“Sam or Nadine”), will interfere with or attempt to direct actions of any contractor providing services to Borrower with respect to Borrower, any employee of Borrower, including the Team Leader, any employee of ***** who are working exclusively for Borrower as identified by the Receiver, or with respect to any services being provided to Borrower by any employee of any other affiliated entity, including *****, as such services are identified and coordinated by the Receiver. Nothing in this Agreement will preclude the Receiver and Lender from agreeing on advances to pay allocated expenses relating to other ***** employees if Lender concludes this is necessary;
(e)    The compensation for the individuals covered by (d), above, which will be funded by Lender, will be established by the Receiver after consultation with Sam and Nadine, but their consent to any changes in compensation is not required before the Receiver implements any such modifications;
(f)    Advances made by Lender will not be used to fund the central services lab;
(g)    The nine ***** employees identified by the Receiver who are providing services to Borrower will report to the Team Leader and the Receiver commencing immediately, but may continue to be employed by ***** until January 1, 2015, at which time if Borrower through the Receiver agrees to employ each such employee that employee will be terminated by ***** and offered employment by Borrower at a salary and benefits level not less than those previously provided by *****, and the Borrowers, Loan Parties, and Guarantors will fully cooperate with that transition; Subject to the approval of and coordination with the Receiver, Sam and Nadine shall continue to have the right to discuss with such persons matters affecting the companies other than Borrower and shall have the opportunity to have three identified persons perform limited work for such other companies that does not unduly disrupt their work for Borrower, provided that the Receiver shall agree to and approve in advance the specific tasks to be performed, the time necessary for performance of such tasks and the salary expense of any such person for performing work for a company other than Borrower. Fully loaded salary for such employees allocated to such joint work shall be borne by the requesting company in accordance with the percentage of time in a given full time work week that such employee performs services for such non‑Borrower;
(h)    Without prejudice to the relative rights of the Lender ****** in and to any specific Collateral, Borrower and all Loan Parties and Guarantors agree that all fixtures, furniture, equipment, systems, software, supplies, networks, internet and intranet and other assets currently or historically used by or accessible to each of them will continue to be used by and accessible to each of them without interference or additional cost, regardless of which entity owns these assets and shall be coordinated by the Receiver;

(i)    Such additional conditions as the Receiver and Lender agree that are reasonable and customary, including without limitation no material adverse change in circumstances; and
(j)    Lender and Receiver shall provide reasonable opportunity to Sam and Nadine as matters are considered, but not less often than weekly, to comment and provide input regarding material matters affecting the business and operations of Borrower, including expenses, budgets, and the development plan.

ARTICLE III.
CONDITIONS TO EFFECTIVENESS
This Amendment shall be and become effective on the date that all of the conditions set forth in this ARTICLE III shall have been satisfied (or waived by the Agent and the Lender in accordance with Section 10.1 of the Credit Agreement):

3.1    Counterparts. The Agent shall have received counterparts of this Amendment, which shall be collectively executed by each of the Borrower, the Lender and the Agent.

3.2    Fees and Expenses. Borrower consents to the Agent adding all reasonable costs and expenses (including fees and expenses of counsel to the Agent and the Lender) incurred by it or the Lender relating to this Amendment and the transactions contemplated hereby to the Obligations.

ARTICLE IV.
REPRESENTATIONS AND WARRANTIES

4.1    Representations and Warranties. In order to induce the Agent and the Lender to enter into this Amendment, the Borrower hereby represents and warrants to the Agent and the Lender that as of the date hereof and after giving effect to this Amendment:

(a)The Borrower is a limited liability company validly existing and in good standing under the laws of the State of Delaware. The Borrower is duly authorized to execute and deliver this Amendment and the performance by the Borrower of the Credit Agreement, as amended hereby, has been duly authorized by all necessary action, and the Borrower has all requisite power, authority and legal right to execute, deliver and perform this Amendment and the Credit Agreement, as amended hereby.

(b)Subject to *****, the execution, delivery and performance by the Borrower of this Amendment do not and will not (a) require any consent or approval of any Governmental Authority (other than (i) any consent or approval which has been obtained and is in full force and effect and (ii) recordings and filings in connection with the Liens granted to the Agent under the Collateral Documents), (b) conflict with (i) any provision of Applicable Law, (ii) the charter, by-laws, limited liability company agreement, partnership agreement or other organizational documents of any Loan Party or (iii) any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon any Loan Party or any of their respective properties or (c) require, or result in, the creation or imposition of any Lien on any asset of the

Borrower or any other Loan Party (other than Liens in favor of the Agent created pursuant to the Collateral Documents).

(c)Each of this Amendment and the Credit Agreement, as amended hereby, is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

ARTICLE V.
MISCELLANEOUS

5.1    Loan Document. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

5.2    Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect, the rights and remedies of the parties to the Credit Agreement and shall not alter, modify, amend or in any way affect any of the terms or conditions contained therein, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to any future consent to, or waiver, amendment, modification or other change of, any of the terms or conditions contained in the Credit Agreement in similar or different circumstances. Except as expressly stated herein, the Agent and the Lender reserve all rights, privileges and remedies under the Loan Documents. All references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

5.3    Reaffirmation. The Borrower hereby reaffirms its obligations under each Loan Document to which it is a party. The Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document, to the Agent, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof.

5.4    Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

5.5    Construction; Captions. Each party hereto hereby acknowledges that all parties hereto participated equally in the negotiation and drafting of this Amendment and that, accordingly, no court construing this Amendment shall construe it more stringently against one party than against the other. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.

5.6    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (as permitted under the Credit Agreement).

5.7    Governing Law. THIS AMENDMENT, THE RIGHTS ANDOBLIGATIONS OF THE APRTIES HERETO, AND ANY CLAIMS OR DISPUTES RELATING THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORANCE WITH THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE CHOICE OF LAW RULES THEREOF).

5.8    Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

5.9    Release of Claims. In consideration of the Lender’s and the Agent’s agreements contained in this Amendment, the Borrower hereby releases and discharges the Lender and the Agent and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all other claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which Borrower ever had or now has against the Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of the Agent, any Lender or any other Released Person relating to the Credit Agreement or any other Loan Document on or prior to the date hereof.
[Signature pages follow]

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:
WELLSTAT DIAGNOSTICS, LLC
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title: Managing Member

LOAN PARTIES:
WELLSTAT BIOCATALYSIS, LLC
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title: Managing Member
WELLSTAT BIOLOGICS CORPORATION
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title: Managing Director
WELLSTAT IMMUNOTHERAPEUTICS, LLC
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title: Managing Member
WELLSTAT MANAGEMENT COMPANY, LLC
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title: Managing Member
HYPERION CATALYSIS INTERNATIONAL, a California corporation
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title: President
WELLSTAT AVT INVESTMENT LLC

Third Amendment to Amended and Restated Credit Agreement

By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title:

WELLSTAT THERAPEUTICS CORPORATION
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title: Managing Director
WELLSTAT VACCINES, LLC
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title: Managing Member
HEBRON FARMS, INC.
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title:
SJW PROPERTIES, INC.
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title:
HVF, INC.
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title: Secretary/Treasurer
NHW, LLC
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title: Secretary/Treasurer
DUCK FARM, INC.
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title: Secretary/Treasurer
WELLSTAT OPHTHALMICS CORPORATION

Third Amendment to Amended and Restated Credit Agreement

By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title: Managing Director

WELLSTAT THERAPEUTICS EU LIMITED
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title:
HYPERION CATALYSIS EU LIMITED
By:__/s/ Nadine Wohlstadter
Name: Nadine Wohlstadter
Title:
/s/ Nadine Wohlstadter
NADINE WOHLSTADTER
/s/ Samuel J. Wohlstadter
SAMUEL J. WOHLSTADTER

LENDER:
PDL BIOPHARMA, INC.,
a Delaware corporation
By:__/s/ Christopher L. Stone _
Name: Christopher L. Stone
Title: Vice President, General Counsel and Secretary

AGENT:
PDL BIOPHARMA, INC.,
a Delaware corporation
By:__ /s/ Christopher L. Stone _
Name: Christopher L. Stone
Title: Vice President, General Counsel and Secretary

Third Amendment to Amended and Restated Credit Agreement